Note 8 - Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

8. INCOME TAXES

There were no current and deferred components of income taxes for the years ended December 31, 2014, 2013, and 2012.

Deferred tax assets require a valuation allowance when, in the opinion of management, it is more likely than not that some portion of the deferred tax assets may not be realized. Whereas realization of the deferred tax assets is dependent upon the timing and magnitude of future taxable income prior to the expiration of the deferred tax attributes, management began recording a full valuation allowance in 2001. The amount of the deferred tax assets considered realizable, however, could change if estimates of future taxable income during the carry-forward period are changed.

Significant components of the Company’s net deferred taxes as of December 31, 2014 and 2013 are as follows:

	December 31,
	2014	2013
Deferred tax balances
Accruals/reserves	$6,709	$7,652
Net operating loss carryforwards	211,749	210,894
Research and experimentation credits	14,089	14,414
Deferred rent expense	400	614
Difference in basis of plant and equipment	9,445	9,791
Valuation allowance	(242,392)	(243,365)
Net deferred tax assets	-	-

As of December 31, 2014, the Company had net operating loss carryforwards of approximately $612,604 for federal and $272,022 for state tax reporting purposes. The federal carryforward will begin to expire in 2019, and the state carryforwards have begun to expire. A portion of net operating loss carryforwards and tax credit carryforwards may be subject to an annual limitation regarding their utilization against taxable income in future periods due to the “change of ownership” provisions of the Internal Revenue Code and similar state provisions. A portion of these carryforwards may expire before becoming available to reduce future income tax liabilities.

At December 31, 2014, $25,149 of the deferred tax asset related to net operating loss carryforwards and an equivalent amount of deferred tax asset valuation allowance represented tax benefits associated with the exercise of non-qualified stock options and vesting of restricted stock deduction over book. Such benefit, when realized, will be credited to additional paid-in capital. Included within the Company’s net operating loss tax carryforwards at December 31, 2014, the Company has excess tax benefits, related to stock-based compensation of $11,532 which are not recorded as a deferred tax asset as the amounts would not have resulted in a reduction in current taxes payable until all other tax attributes currently available to the Company were utilized. The benefit of these deductions will be recorded to additional paid-in capital at the time the tax deduction results in a reduction of current taxes payable.

The earnings associated with the Company’s investment in its foreign subsidiaries are considered to be permanently invested and no provision for U.S. federal and state income taxes on those earnings or translation adjustments has been provided.

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the benefit from income taxes is as follows:

	Year Ended December 31,
	2014		2013		2012
Tax at U.S. statutory rate	$(13,612)	(35.0)%	$(18,893)	(35.0)%	$(24,448)	(35.0)%
Effect of permanent items	3	-	6	-	163	0.2
State and foreign tax (benefit), net of federal tax effect	(253)	(0.6)	(1,754)	(3.2)	(2,255)	(3.2)
Research and experimentation tax credits, net	325	0.8	(328)	(0.6)	(33)	(0.1)
Effect of tax rate change	15,183 *	39.0	-	-	-	-
Valuation allowance, net	(973)	(2.5)	28,118	52.1	23,802	34.1
Worthless stock deduction	-	-	(4,997)	(9.3)	-	-
Other	(673)	(1.7)	(2,152)	(4.0)	2,771	4.0
(Benefit from) provision for income taxes	$-	-%	$-	-%	$-	-%

* Effect of state tax amendment N.J.S.A. 54:10A-6 which replaced a three-fraction allocation formula of the Corporation Business Tax allocation factor with a single sales fraction formula.